UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 2007



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


         Nevada                        0-32019                   88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              39 Old Ridgebury Road
                           Danbury, Connecticut 06810
                    (Address of principal executive offices)


                  Registrant's telephone number: (203) 730-4350


                              TASKER PRODUCTS CORP.
          (Former Name or Former Address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

       Tasker Products Corp. Fourth Quarter and Year End Financial Results

Revenues for the fourth quarter were $ 197,000. The Company incurred a net loss for the fourth quarter of $(20.7) million or $(0.20) per share, which includes $1.6 million expense of stock-based compensation.

Revenues for the year ended December 31, 2006 were $1,486,000 compared with $705,000 in the same period last year. Net loss for the year ended December 31, 2006 was $(62.9) million or $(0.60) per share, which includes $4.9 million expense of stock-based compensation. This compares to net loss of $(18.3) million or $(0.25) per share, in the same period of last year, which includes $484,000 of stock-based compensation expense.

About Tasker Products
Tasker is a manufacturer, distributor and marketer of products with various applications that use the pHarlo technology. The pHarlo technology utilizes a highly charged and acidified, yet stable and safe, solution that enables copper sulfate, a compound with bacteriostatic properties, to remain active throughout a wide range of pH values. The Company currently markets Unifresh(R) Footbath, a grooming aid product for dairy cows, Tasker Blue an antimicrobial aid to be used in the scalder process and the post-feather picker process of poultry processing and Pacific Blue(TM) Seafood Spray, an antibacterial spray for retail seafood counters. Tasker Products Corp. is headquartered in Danbury, Connecticut.

To be added to the news distribution list or to present any questions, send an email to tasker@wallstreetir.com. Additional information about Tasker is also available at www.taskerproducts.com.

Cautionary Language
This report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. These statements involve estimates, assumptions, known and unknown risks, uncertainties and performances, or achievements expressed or implied by the forward-looking statement. Actual future results and trends may differ materially from those made in or suggested by any forward-looking statements due to a variety of factors, including, for example, our ability to obtain new financing and/or generate revenue growth in the near future; our history of losses; our limited experience in the marketing of our products; our ability to compete with other products in our market space; and the risk of unfavorable federal regulation. Consequently you should not place undue reliance on these forward-looking statements. We discuss these and other risks and uncertainties in greater detail in the filings we make with the Securities and Exchange Commission, including under the section entitled, "Risk Factors" in the Company's Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.

                     TASKER PRODUCTS CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)


                                                                     THREE MONTHS ENDED
                                                                        December 31,
                                                         ----------------------------------------
                                                               2006                      2005
                                                         ----------------------------------------

Revenues                                                 $            197    $           (728)
Cost of goods sold                                                    490                 870
                                                         ------------------  --------------------
Gross margin                                                         (293)             (1,598)
                                                         ------------------  --------------------

Expenses
   Selling, general & administrative                                4,209               2,894
   Product development                                                355               1,614
   Depreciation and amortization                                      272                 (82)
   Impairment of goodwill and intangible asset                     13,930                  --
   Write-off of raw materials                                         258
   Litigation settlement                                              423                  --
                                                         ------------------  --------------------
Total expenses                                                     19,447               4,426
                                                         ------------------  --------------------

Loss from operations                                              (19,740)             (6,024)
                                                         ------------------  --------------------

   Other income (expense):
     Interest income                                                   25                  24
     Interest expense                                                (539)                (33)
     Liquidated damages                                               (23)               (112)
     Loss on disposal of vehicle                                      (16)                 --
     Other                                                           (386)               (919)
                                                         ------------------  --------------------
Total other expense, net                                             (939)             (1,040)
                                                         ------------------  --------------------

Net loss                                                 $        (20,679)  $          (7,064)
                                                         ==================  ====================

Net loss per common share, basic and diluted             $          (0.20)  $           (0.10)
                                                         ==================  ====================


                     TASKER PRODUCTS CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)


                                                                        YEARS ENDED
                                                                        December 31,
                                                         ----------------------------------------
                                                               2006                      2005
                                                         ----------------------------------------

Revenues                                                 $          1,486    $            705
Cost of goods sold                                                    937               1,308
                                                         ------------------  --------------------
Gross margin                                                          549                (603)
                                                         ------------------  --------------------

Expenses
   Selling, general & administrative (1)                           13,751              11,905
   Product development (1)                                          1,803               3,356
   Depreciation and amortization                                    1,703               1,100
   Impairment of goodwill and intangible asset                     44,081                  --
   Write-off of raw materials                                         839                  --
   Litigation settlement                                              423                  --
                                                         ------------------  --------------------
Total expenses                                                     62,600              16,361
                                                         ------------------  --------------------

Loss from operations                                              (62,051)            (16,964)
                                                         ------------------  --------------------

   Other income (expense):
     Interest expense, net                                           (392)                (85)
     Loss on equity investee                                         (665)                (53)
     Liquidated damages                                              (178)               (286)
     Gain on extinguishment of obligations                            175                  --
     Other                                                            168                (881)
                                                         ------------------  --------------------
Total other expense, net                                             (892)             (1,305)
                                                         ------------------  --------------------

Net loss                                                 $        (62,943)  $         (18,269)
                                                         ==================  ====================

Net loss per common share, basic and diluted             $          (0.60)  $           (0.25)
                                                         ==================  ====================




                                                                              Years Ended
                                                                              December 31,
                                                                    --------------------------------
                                                                         2006            2005
                                                                    ---------------  --------------
          (1) Stock-based compensation is allocated as follows:

                Selling, general & administrative...............         $   4,625        $    485
                Product development.............................               239              --
                                                                    ---------------  --------------

                      Total                                              $   4,864        $    485
                                                                    ===============  ==============


                     TASKER PRODUCTS CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (In thousands except per share data)


                                                                                                              December 31,
ASSETS                                                                                                  2006            2005
                                                                                                  --------------  -----------------

Current assets:
   Cash and cash equivalents                                                                      $        932    $      1,037
   Accounts receivable, net of allowance for doubtful accounts of $24 and $80, respectively                176             155
   Notes receivable                                                                                         50             654
   Inventories, net of reserve of $0 and $75, respectively                                                 300           1,351
   Prepaid expenses                                                                                        268             192
   Deferred financing costs                                                                                501              --
                                                                                                  --------------  -----------------
   Total current assets                                                                                  2,227           3,389

Notes receivable, less current portion                                                                     669              --
Property and equipment, net                                                                              1,311           1,525
Investment in equity investee                                                                               --             665
Intangible assets, net                                                                                   7,887          21,562
Goodwill                                                                                                 9,835          41,677
Deposit, net                                                                                                38              36
                                                                                                  --------------  -----------------
   Total assets                                                                                   $     21,967    $     68,854
                                                                                                  ==============  =================


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                                               $      1,227    $      1,740
   Other accrued liabilities                                                                             2,509           1,612
   Notes payable - acquisition of IRL                                                                      679             446
   Notes payable - shareholders                                                                            564              --
   Notes payable - convertible bridge note, net of discount                                                320              --
   Warrants payable - placement agent                                                                      409              --
   Other accrued liabilities                                                                                --             194
                                                                                                  --------------  -----------------
   Total current liabilities                                                                             5,708           3,992
                                                                                                  --------------  -----------------

Long-term liabilities:
   Notes payable - acquisition of IRL                                                                       --           1,077
   Notes payable - shareholders                                                                             --             444
   Other long term liabilities                                                                              30              53
                                                                                                  --------------  -----------------
   Total long-term liabilities                                                                              30           1,574
                                                                                                  --------------  -----------------
   Total liabilities                                                                              $      5,738    $      5,566
                                                                                                  ==============  =================

Stockholders' equity:
   Common stock, $0.001 par value; 300,000 shares authorized; 104,773 and 89,167 shares issued
   and outstanding, respectively                                                                           106              89
   Additional paid-in capital                                                                          105,131          89,265
   Accumulated deficit                                                                                 (89,008)        (26,066)
                                                                                                  --------------  -----------------
   Total stockholders' equity                                                                           16,229          63,288
                                                                                                  --------------  -----------------
   Total liabilities and stockholders' equity                                                     $     21,967    $     68,854
                                                                                                  ==============  =================


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2007


                                          TASKER PRODUCTS CORP.



                                          By:    /s/ Stathis Kouninis
                                              --------------------------------
                                               Stathis Kouninis
                                               Chief Financial Officer